Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of Too, Inc. (the “Company”), on Form 10-K for the fiscal year ended January 28, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael W. Rayden, President, Chief Executive Officer, and Chairman of the Board of Directors of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.
Dated: April 10, 2006

/s/ Michael W. Rayden

Michael W. Rayden

Chairman of the Board of Directors, President, and

Chief Executive Officer (Principal Executive Officer)

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